                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant:                        [X]
Filed by a Party other than the Registrant:     [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement                 [ ]      Confidential, for
                                                              Use of the
                                                              Commission Only
                                                              (as permitted by
                                                              Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                 MEDIA 100 INC.
                                 --------------
                (Name of Registrant as Specified in Its Charter)

                    THE BOARD OF DIRECTORS OF MEDIA 100 INC.
                    ----------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
                          ----------------

         (2)      Aggregate number of securities to which transaction
                  applies:
                          ----------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:)
                  ---------------- ---------------------------------------------

                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:
                                                                  --------------

         (5)      Total fee paid:
                                 -----------------------------------------------

[  ]     Fee paid previously with preliminary materials.

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.


         (1)      Amount Previously Paid:
                                         ---------------------------------------

         (2)      Form, Schedule or Registration Statement no.:
                                                               -----------------

         (3)      Filing Party:
                               -------------------------------------------------

         (4)      Date Filed:
                             ---------------------------------------------------

                                 MEDIA 100 INC.

              ---------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 14, 1999
              ---------------------------------------------------

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders of Media 100 Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752, on Wednesday, April 14, 1999 at 10:00 a.m. for the following purposes:

    1. To elect six directors;

    2. To increase the number of shares of Common Stock authorized for issuance under the 1986 Employee Stock Purchase Plan by 200,000 shares to a total of 1,000,000 shares;

    3. To increase the number of shares of Common Stock authorized for issuance under the Key Employee Incentive Plan (1992) by 200,000 shares to a total of 2,200,000 shares; and

    4. To transact any and all other business that may properly come before the meeting and any adjournments or postponements thereof.

    All stockholders of record at the close of business on March 3, 1999 are entitled to notice of and to vote at this meeting.

    Stockholders are requested to sign and date the enclosed proxy and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States. The Company's 1998 Annual Report to Stockholders, which contains financial statements and other information of interest to stockholders, is enclosed with this Notice and the accompanying Proxy Statement.

                                          By order of the Board of Directors

                                          Steven D. Shea
                                          SECRETARY

MARCH 15, 1999

                                 MEDIA 100 INC.
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 14, 1999

GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Media 100 Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, April 14, 1999 at 10:00 a.m. at the principal executive offices of the Company, located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752, and any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

    This Proxy Statement and attached form of proxy first being distributed to stockholders on or about March 15, 1999. The Company's 1998 Annual Report to Stockholders, which includes the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1998, accompanies this Proxy Statement.

VOTING RIGHTS AND OUTSTANDING SHARES

    As of March 3, 1999, the Company had outstanding 8,285,073 shares of common stock of the Company (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof at the close of business on March 3, 1999, the record date for the Annual Meeting, to one vote on the matters to be voted upon at the meeting. As of March 3, 1999, the last reported sale price of the Common Stock on the Nasdaq National Market was $4.94.

    The expenses of preparing, printing and assembling the materials used in the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may also utilize the services of some of its officers and employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by mail, telephone and telegraph from brokerage houses and other stockholders.

    If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the stockholder does not specify how the shares are to be voted, they will be voted (i) to elect the six nominees listed under "Election of Directors," or the nominees for which approval has not been withheld, (ii) in favor of increasing the number of shares of Common Stock authorized for issuance under the 1986 Employee Stock Purchase Plan, as amended (the "1986 Plan"), by 200,000 shares to a total of 1,000,000 shares, and (iii) in favor of increasing the number of shares of Common Stock authorized for issuance under the Key Employee Incentive Plan (1992), as amended (the "1992 Plan"), by 200,000 shares to a total of 2,200,000 shares. Should any person so named be unable or unwilling to serve as director, the persons named in the form of proxy for the Annual Meeting intend to vote for such other person as the Board of Directors may recommend. Any stockholder has the right to revoke his or her proxy at any time before it is voted by attending the meeting and voting in person or filing with the Secretary of the Company a written instrument revoking the proxy or delivering another newly executed proxy bearing a later date.

    At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Annual Meeting which will be presented for consideration at such meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote all such proxies as they shall decide.

QUORUM, REQUIRED VOTES AND METHOD OF TABULATION

    Consistent with state law and under the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the

Company to act as election inspectors for the meeting. The six nominees for election as directors at the Annual Meeting who receive the greatest number of votes properly cast for the election of directors shall be elected directors. The affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting is required for the approval of the other matters to be voted on.

    The election inspectors will count the total number of votes cast "for" approval of proposals, other than the election of directors, for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes have any effect on the outcome of voting on the matter.

                            1. ELECTION OF DIRECTORS

    At the Annual Meeting it is intended that the Company's Board of Directors be elected to hold office until the next Annual Meeting and until their successors shall have been duly elected and qualified. Information regarding nominees is set forth below. All nominees are currently directors of the Company.

NAME                                                AGE                 POSITION WITH THE COMPANY
--------------------------------------------------  ---  -------------------------------------------------------
John A. Molinari..................................  36   Chief Executive Officer and Director
B. Robert Feingold................................  53   President, Chief Operating Officer and Director
Maurice L. Castonguay.............................  47   Director
Roger W. Redmond..................................  45   Director
Bruce I. Sachs....................................  39   Director
Paul J. Severino..................................  52   Director

    Mr. Molinari has been a director since June 1995. He has been President of the Company from November 1996 until October 1998 and has been Chief Executive Officer of the Company since November 1996. Prior to November 1996, he served as Vice President and General Manager of the Company's multimedia group from 1990 to November 1996.

    Mr. Feingold has been a director since October 1998. He has been President and Chief Operating Officer since October 1998. Prior to joining the Company, Mr. Feingold served as Vice President and Division Manager of the Functional Board Test Division of Teradyne, Inc. from 1996 until 1998. Teradyne is a supplier of automatic test equipment for the electronics industry. From 1990 to 1995, Mr. Feingold served as Director and Chief Operating Officer of Enviroplan, Inc., an air quality monitoring systems/ consulting business.

    Mr. Castonguay has been a director since February 1997. He has been Chief Financial Officer and Vice President of Finance and Administration of Matrix One, Inc., a supplier of product information and business process management software and services for the extended enterprise, since January 1999. Prior to that, he was Chief Financial Officer, Treasurer and Vice President of Finance and Administration of Stratus Computer, Inc., a provider of fault tolerant computer systems, from August 1997 to December 1998. He left Stratus after it was acquired by Ascend Communications, Inc. Prior to that, he was employed by Gradient Technologies, Inc., a provider of distributed computing and security solutions for the enterprise and intranet markets, where he was Chief Financial Officer, Treasurer and Vice President of Finance from March 1996 to August 1997. Prior to that, he was employed by Xylogics, Inc., a supplier of remote access communications products, where he was Chief Financial Officer and Vice President of Finance from 1990 to March 1996. He left after it was acquired by Bay Networks, Inc.

    Mr. Redmond has been a director since February 1998. He has been a Managing Director at John G. Kinnard and Company since November 1998. Prior to that, he was President and Chief Executive Officer of Teletraining Systems, Inc., a provider of training for distance educators, from August 1997 to October 1998. Prior to that, he was a Managing Director of Piper Jaffray, Inc., an investment banking firm, for thirteen years. Mr. Redmond is also a director of Spire Corporation, a provider of photovoltaic module manufacturing equipment, optoelectronic products and biomedical processing services.

    Mr. Sachs has been a director since December 1996. He has been Executive Vice President and General Manager, Carrier Signaling and Management Group of Ascend Communications, Inc., a provider of wide area networking solutions for telecommunications carriers, internet service providers and corporate customers, since October 1998. Prior to that, he was President and Chief Executive Officer of Stratus Computer, Inc., a provider of fault tolerant computer systems, since May 1997. Prior to that, he was employed by Bay Networks, Inc., a supplier of internetworking communication products, where he was Executive Vice President and General Manager of the Internet Telecom Business Group from May 1996 to May 1997, and President and General Manager of the Remote Access Business Unit from December 1995 to May 1996. Prior to that, he was employed by Xylogics, Inc., a supplier of remote access communications products, where he was President and Chief Executive Officer from 1993 to the company's acquisition by Bay Networks, Inc. in December 1995, and Executive Vice President from 1992 to 1993. Mr. Sachs is also director of Vertex Pharmaceuticals Inc., a provider of small molecule pharmaceuticals using structure-based drug design.

    Mr. Severino has been a director since April 1985. He has been the Chairman of NetCentric Corporation, a provider of internet protocol telephony applications, since August 1997 and Chief Executive Officer since February 1998. Prior to that, he served as NetCentric's Acting Chief Executive Officer from August 1997 to February 1998. He is the founder and former Chairman of Bay Networks, Inc., a supplier of internetworking communication products, where he served as Chairman of the Board from October 1994 to October 1996, and as President and Chief Executive Officer from 1985 to October 1994. Mr. Severino is also a director MTDC (Massachusetts Telecommunications Development Corporation).

BOARD OF DIRECTORS

    During the fiscal year ended November 30, 1998, the Company's Board of Directors held thirteen meetings and acted by written consent on two additional occasions. Each of the directors attended at least 75% of the aggregate of the meetings of the Board and all committees of the Board on which he served which were held while he was a director. There are two committees of the Board of
Directors: an Audit Committee and a Compensation Committee. There is no Nominating Committee.

    The Audit Committee reviews with management and the Company's independent public accountants the Company's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the public accountants upon the financial condition of the Company and its accounting controls and procedures, and such other matters as the committee deems appropriate. The Audit Committee is comprised of two members, Messrs. Castonguay and Redmond. During the fiscal year ended November 30, 1998, the Audit Committee met on three occasions.

    The Compensation Committee reviews salary policies and compensation of officers and other members of management and approves compensation plans. The Compensation Committee also administers the Company's stock option and purchase plans. The Compensation Committee is comprised of two members, Messrs. Sachs and Severino. During the fiscal year ended November 30, 1998, the Compensation Committee met on seven occasions and acted by written consent on two additional occasions.

    During the fiscal year ended November 30, 1998, the Company compensated each director who is not also an employee of the Company ("Non-Employee Directors") $8,000 per year plus $1,000 per Board meeting attended and $500 per Committee meeting attended for services as a director. In addition, each Non-Employee Director has been granted options to purchase Company Common Stock under the Company's Key Employee Incentive Plan (1992) and, in the case of Mr. Severino, also under the Company's Key Employee Incentive Plan (1982).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee during the fiscal year ended November 30, 1998 were Messrs. Sachs and Severino.

 2. APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE
              1986 EMPLOYEE STOCK PURCHASE PLAN (THE "1986 PLAN")

    Under the 1986 Plan, eligible employees of the Company and its subsidiaries are given the option to purchase shares of Common Stock at the lower of 85% of fair market value at the date of grant of the option or 85% of fair market value at the date of exercise of the option by means of payroll deductions.

    In 1998, the Company's stockholders approved an increase in the number of shares authorized for issuance under the 1986 Plan from 600,000 to 800,000. As of March 3, 1999, 142,420 shares of Common Stock remain available for future grants under the 1986 Plan. The Board of Directors believes that the shares currently available for grant under the Company's 1986 Plan are not sufficient for the Company's stock purchase program. As a result, the Board of Directors has approved, and submitted to the stockholders for approval, an increase of 200,000 in the number of shares that may be purchased under the 1986 Plan for a total of 1,000,000 shares, subject to adjustment as described below. The Board of Directors recommends a vote in favor of this increase.

    The Compensation Committee administers the 1986 Plan, determines all questions arising thereunder, and adopts, administers and interprets such rules and regulations relating to the Plan as it deems necessary or advisable.

    The 1986 Plan permits the Company to grant six-month options to participating employees to purchase shares. Each employee of the Company or one of its subsidiaries having at least one month of continuous service on the date of grant is eligible to participate in the 1986 Plan, except for any employee who immediately after the grant of an option would be deemed under the Internal Revenue Code of 1986, as amended, to own 5% or more of the Common Stock.

    Options are granted twice yearly, on January 1 and July 1, and are exercisable through accumulations of payroll deductions (of not less than 2% nor more than 10% of compensation), for the number of whole shares determined by dividing the balance in the employee's withholding account on the last day of the option period by the purchase price per share for the stock determined under the 1986 Plan. The purchase price for the shares will be the lower of 85% of the fair market value of the stock at the time of grant or 85% of said value at the time of exercise.

    The number of shares each employee is entitled to purchase is subject to proportionate reduction in the event the number of shares then available under the 1986 Plan is otherwise insufficient. No employee will be granted an option under the 1986 Plan which would permit his or her right to purchase shares to accrue at a rate which exceeds $25,000 in fair market value of Common Stock (determined at the time the option is granted) for any calendar year (or $12,500 for any option period).

    An employee may at any time prior to exercise cancel his or her option, and upon such cancellation, payments made by the employee shall be returned to him or her without interest. Each employee's rights in an option will be exercisable during his or her lifetime only by him or her and may not be sold, pledged, assigned, or otherwise transferred other than by will or the laws of descent and distribution. Upon termination of an employee, any option shall be deemed cancelled and all payments made by the employee shall be returned to him or her without interest. The employee may elect to have the amount credited to his or her withholding account at the time of his or her death applied to the exercise of his or her option for the benefit of named beneficiaries. Nothing in the 1986 Plan is to be construed so as to give an employee the right to be retained in the service of the Company.

    In the event there is a change in the outstanding stock of the Company due to a stock dividend, stock split, combination of shares, recapitalization, merger or other change in the capital stock of the Company, the aggregate number of shares available under the 1986 Plan and under any outstanding options, the option price, and other relevant provisions, will be appropriately adjusted. The Company will have the right to amend the 1986 Plan at any time, but cannot make an amendment (other than as stated above) relating to the aggregate number of shares available under the Plan or the option price without the approval of the stockholders. The Company may suspend or terminate the 1986 Plan at any time, but such termination will not affect the rights of employees holding options at the time of termination.

    FEDERAL TAX EFFECTS. THE FOLLOWING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF STOCK RIGHTS GRANTED UNDER THE 1986 PLAN IS BASED UPON THE PROVISIONS OF THE CODE AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. IT IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE 1986 PLAN OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT. IN ADDITION, THERE MAY BE FOREIGN, STATE OR LOCAL TAX CONSEQUENCES THAT ARE NOT DISCUSSED HEREIN.

    In general, for United States federal income tax purposes, a participating employee will not recognize taxable income upon the grant or exercise of an option awarded under the 1986 Plan.

    An employee who purchases shares under the 1986 Plan and disposes of such shares within two years after the first day of the applicable option period will recognize ordinary income on the difference between the price paid per share and the fair market value on the last day of that option period. The Company will generally be entitled to a deduction in the amount of this income, subject to possible limitation in the case of certain of the Company's officers.

    In addition to ordinary income, an employee who sells shares within this two-year period will recognize a capital gain or loss on the difference between the amount realized on the sale and the employee's basis in the shares (i.e., the price paid by the employee under the 1986 Plan plus ordinary income recognized by reason of the sale). A loss in connection with a sale to a family member or certain other related parties would not be allowable for federal income tax purposes.

    If the employee disposes of shares purchased under the 1986 Plan more than two years after the first day of the applicable participation period or dies at any time while holding the shares, ordinary income will be recognized equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition or death over the price paid under the 1986 Plan, or (ii) 15% of the fair market value of the shares on the first day of the applicable participation period. The Company would not be entitled to a deduction for this amount. In addition to ordinary income, a capital gain will be recognized on the excess, if any, of the amount realized on a sale over the employee's basis in the shares (i.e., the price paid by the employee under the 1986 Plan plus any ordinary income recognized by reason of such sale).

    As of March 3, 1999, approximately 225 employees were eligible to participate in the 1986 Plan. Participation in the plan is discretionary on the part of eligible employees, and the number of shares allocable to any participant depends on the amount of that person's payroll deduction and the applicable purchase price of the shares with respect to any option period. Therefore, the Company cannot now determine the number of shares that may be received by any particular person or group under the Plan. As of March 3, 1999, the last reported sale price of the Common Stock on the Nasdaq National Market was $4.94.

    STOCK OPTIONS GRANTED UNDER THE 1986 PLAN SINCE ITS INCEPTION. Since its inception, and through December 31, 1998, the following persons have received stock options pursuant to the 1986 Plan:

NAME AND PRINCIPAL POSITION                                                                   NUMBER OF OPTIONS(1)
--------------------------------------------------------------------------------------------  --------------------
John A. Molinari, Chief Executive Officer and Director......................................               --
B. Robert Feingold, President, Chief Operating Officer, and Director........................               --
Anthony B. Dolph, Vice President, Marketing.................................................               --
Anthony M. Scotto, Vice President, Product Development......................................               --
Maurice L. Castonguay, Director.............................................................               --
Roger W. Redmond, Director..................................................................               --
Bruce I. Sachs, Director....................................................................               --
Paul J. Severino, Director..................................................................               --
All Current Executive Officers as a Group...................................................               --
All Current Directors who are not Executive Officers as a Group.............................               --
All Employees who are not Executive Officers as a Group.....................................          657,580

------------------------

(1) Such number represents the total number of options granted to the person or group in question under the 1986 Plan, without taking into account those options which have been exercised, terminated or expired. The dollar value of options is equal to the difference between the exercise price of the options granted and the fair market value of the Company's Common Stock at the date of exercise. Accordingly, such dollar value is not readily ascertainable.

 3. APPROVAL OF INCREASE IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE
              KEY EMPLOYEE INCENTIVE PLAN (1992) (THE "1992 PLAN")

    The 1992 Plan provides for the grant of incentive stock options, non-incentive stock options and stock appreciation rights to key employees, advisers, consultants and directors of the Company or any of its participating subsidiaries.

    In 1996, the Company's stockholders approved an increase in the number of shares authorized for issuance under the 1992 Plan from 1,000,000 to 2,000,000. As of March 3, 1999, 229,424 shares of Common Stock remain available for future grants under the 1992 Plan. The Company's stock option program is the principal incentive tool used to motivate key employees to create long-term value for shareholders. Providing key employees with an opportunity to participate in an increase in stock value not only encourages equity ownership by management, but also more closely aligns management interests with the interests of all shareholders. The Board of Directors believes that the shares currently available for grant under the Company's 1992 Plan are not sufficient for the Company's stock option program. As a result, the Board of Directors has approved, and submitted to the stockholders for approval, an increase of 200,000 in the number of shares that may be purchased under the 1992 Plan for a total of 2,200,000 shares, subject to adjustment as described below. The Board of Directors recommends a vote in favor of this increase.

    The 1992 Plan is administered by the Compensation Committee. The Compensation Committee is responsible for the day-to-day administration of the 1992 Plan, including the selection of participants in the 1992 Plan, determination of the terms and provisions of awards granted under the 1992 Plan (subject to certain limitations set forth in the 1992 Plan) and interpretation of the provisions of the 1992 Plan and resolution of disputes thereunder, which determinations shall be conclusive.

    The exercise price of all options granted under the 1992 Plan (other than options granted to non-employee directors) is determined by the Compensation Committee and, in the case of incentive options, may not be less than 100% (110% in the case of incentive stock options granted to persons owning or treated as owning more than 10% of the total combined voting power of all classes of the Company's stock) of the fair market value of the Common Stock on the date of grant. Unless otherwise specified by the Compensation Committee, each option vests as to 20% of the shares of the first anniversary of the date of grant and an additional 20% on each anniversary thereafter, which vesting schedule may be accelerated in certain circumstances. No option may be exercised later than 10 years (five years in the case of incentive options granted to any 10% beneficial owners) after the date of grant.

    Stock appreciation rights ("SARs") may be granted in tandem or independent of options. SARs will entitle recipients to receive upon exercise, with respect to each share of common stock to which the SAR relates, payment in cash or shares of Common Stock (as determined by the Board of Directors) equal to the difference between the fair market value of the Common Stock on the date the SAR is exercised, as may be adjusted by the Compensation Committee, and the fair market value on the date the SAR was granted. The Compensation Committee may adjust the fair market value of the Common Stock on the date of exercise to account for dividends on the Common Stock, and in such limited circumstances as it may specify following a change in control of the Company, by reference to a specified value for the Common Stock during the period immediately preceding the change in control, as the Compensation Committee determines.

    The rights of a 1992 Plan participant in an award granted under the 1992 Plan are exercisable during his lifetime only by him and may not be sold, pledged, assigned, or otherwise transferred other than by will or the laws of descent and distribution. Nothing in the 1992 Plan is to be construed so as to give a participant the right to be retained in the service of the Company. In the event of the death of a participant, all options held by the participant may be exercised by the participant's executor or administrator for a period of one year (or as extended by the Compensation Committee) following the participant's death for all or any of the shares which the participant was entitled to purchase immediately prior to his death.

    In the event of the termination of a participant's (other than a non-employee director's) employment or service with the Company for any reason other than death, all awards held by the participant shall immediately terminate unless the Compensation Committee determines that such awards as were exercisable immediately prior to termination shall remain exercisable for a period of time after termination. Employment shall not be considered terminated in the case of any bona fide leave of absence approved by the Board of Directors for purposes of the 1992 Plan so long as reemployment is guaranteed by statute or contract or in the case of a transfer of employment between the Company and one of its subsidiaries or between subsidiaries or between the Company and a corporation issuing or assuming an option in a merger, reorganization, acquisition or other transaction to which Section 424(a) of the Code applies.

    The 1992 Plan currently provides for the grant of non-incentive options covering 10,000 shares of the Company's Common Stock to each non-employee director of the Company serving on April 8, 1992 and for the grant of non-incentive options covering 10,000 shares of Common Stock to each non-employee director initially elected to the Board of Directors after April 8, 1992 on the date such director is elected. All such options shall be exercisable with respect to 20% of the shares on the first anniversary of the date of grant and an additional 20% on each subsequent anniversary and shall expire not later than 10 years from the date of grant. All unexpired options granted to a non-employee director that are exercisable on the date such director ceases to be a director for any reason other than death (which shall terminate immediately) shall remain exercisable for a period of six months following such termination, but shall terminate immediately if the director was removed for cause or resigned under circumstances which in the opinion of the Board of Directors casts such discredit on the Company or him so as to justify termination of his options.

    In the event there is a change in the outstanding stock of the Company due to a stock dividend, stock split, combination of shares, recapitalization, merger in which the Company is the surviving corporation or other capital change, the aggregate number of shares available under the 1992 Plan and under the outstanding options, the option price, and other relevant provisions, will be appropriately adjusted. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of all the Company's outstanding stock by a single entity, or in the event of the sale of substantially all of the Company's assets, all outstanding awards shall terminate (including the options to non-employee directors to the extent the Compensation Committee determines it may do so in accordance with applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934), provided that the Board of Directors shall either make all such outstanding awards exercisable immediately prior to consummation of such merger, consolidation or sale of assets or arrange to have the surviving or acquiring entity grant replacement awards having equivalent terms and provisions.

    The Compensation Committee has the power to amend the 1992 Plan or amend any outstanding award for the purpose of satisfying the requirements of Section 422 of the Code or of any changes in applicable laws or regulations, to comply with any applicable laws and requirements of foreign jurisdictions or for any other lawful purpose as long as such amendment will not adversely affect the rights of any participant (without his consent) under any awards previously granted. The 1992 Plan provides for additional indemnification by the Company of members of the Board against liabilities arising in respect of actions taken by the Board in administering the 1992 Plan.

    FEDERAL TAX EFFECTS. THE FOLLOWING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF STOCK RIGHTS GRANTED UNDER THE 1992 PLAN IS BASED UPON THE PROVISIONS OF THE CODE AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. IT IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE 1992 PLAN OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT. IN ADDITION, THERE MAY BE FOREIGN, STATE OR LOCAL TAX CONSEQUENCES THAT ARE NOT DISCUSSED HEREIN.

    The grant of an option does not produce taxable income to the participant or a deduction for the Company. Upon the exercise of a nonstatutory option, the participant will realize ordinary income (subject to withholding where the option was awarded in connection with employment) equal to the excess of the fair market value of the shares acquired upon exercise over the exercise price. The Company will be entitled to a corresponding deduction if it satisfies applicable tax reporting requirements with respect to such income. The Company will not be entitled to a deduction with respect to any gain or loss recognized upon a subsequent disposition of the shares. The exercise of an incentive stock option does not produce ordinary taxable income to the participant, nor is the Company entitled to a deduction upon exercise. However, exercise of an incentive stock option results in additional alternative minimum taxable income ("AMTI") equal to the excess of the fair market value of the shares acquired upon exercise over the exercise price. This increase in AMTI may result in an alternative minimum tax liability for the participant. If shares acquired upon exercise of an incentive stock option are not disposed of within two years from the date of grant of the incentive stock option nor within one year after exercise, any gain or loss recognized upon a subsequent sale or exchange of the shares will be a long-term capital gain or loss. The Company will not be entitled to a deduction in this case. However, a participant who disposes of such shares within either the one-year or two-year periods (a "disqualifying disposition") will realize ordinary income in the year of the disqualifying disposition (and the Company will be entitled to a deduction) equal in general to the excess of the fair market value of the shares at time of exercise over the exercise price. Any additional gain upon disposition of the shares will be taxed as short- or long-term capital gain for which the Company will not be entitled to a deduction. Where the disqualifying disposition is an arm's-length sale or exchange for less than the fair market value of the shares at time of exercise, the participant's ordinary income and the Company's deduction will be limited to the gain, if any, on the sale or exchange. For purposes of applying the foregoing rules, an incentive stock option will be treated as a nonstatutory option to the extent that it, together with other incentive stock options granted to the participant after 1986 under any plan of the Company or its subsidiaries, first becomes exercisable in any calendar year for stock having a fair market value (determined as of the time of grant of the option) in excess of $100,000. Also, an incentive stock option will be treated as a nonstatutory option if it is exercised more than three months following termination of employment (with exceptions in the case of termination by reason of death of disability). In limited circumstances, awards that are made or that become exercisable in connection with a change in control of the Company could result in a loss of deduction to the Company and a 20% additional tax in the hands of the award recipient. Also, Section 162(m) of the Code imposes a $1,000,000 limit on the deduction the Company may claim for remuneration to its top five officers in any year. There are a number of exceptions to this limitation, including an exception for certain performance-based compensation. Stock options qualify for the exception, to the extent granted by a board committee composed exclusively of two or more "outside directors" (as defined), under a shareholder-approved plan that limits the number of options that can be granted to any eligible employee in a specified period, and must be granted with an exercise price not less than the fair market value of the stock on the date of grant. Under the transition rules, the "outside director" and option limit rules did not apply to options granted under the 1992 Plan as in effect prior to the amendments submitted for shareholder approval at this Annual Meeting, but will apply to the 1992 Plan, as amended. The Compensation Committee currently has only one "outside director" due to the vacancy left by Mr. Dow, and therefore stock options granted would not qualify for the performance-based compensation exemption under Section 162(m) until another "outside director" joins such committee. In other respects, stock options awarded under the 1992 Plan are intended to qualify for the exception.

    As of March 3, 1999, approximately 241 key employees, advisors, consultants and directors were eligible to participate in the 1992 Plan. As of March 3, 1999, 1,464,095 shares were subject to outstanding options granted under the 1992 Plan and no shares were subject to SARs granted under the 1992 Plan. As of March 3, 1999, the last reported sale price of the Common Stock on the Nasdaq National Market was $4.94.

    STOCK OPTIONS GRANTED UNDER THE 1992 PLAN SINCE ITS INCEPTION. Since its inception, and through February 1, 1999, the following persons have received stock options pursuant to the 1992 Plan:

NAME AND PRINCIPAL POSITION                                                                   NUMBER OF OPTIONS(1)
--------------------------------------------------------------------------------------------  --------------------
John A. Molinari, Chief Executive Officer and Director (2)..................................           431,404
B. Robert Feingold, President, Chief Operating Officer, and Director........................           150,000
Anthony B. Dolph, Vice President, Marketing.................................................           100,000
Anthony M. Scotto, Vice President, Product Development......................................           115,000
Maurice L. Castonguay, Director.............................................................            10,000
Roger W. Redmond, Director..................................................................            10,000
Bruce I. Sachs, Director....................................................................            10,000
Paul J. Severino, Director..................................................................            20,000
All Current Executive Officers as a Group...................................................           796,404
All Current Directors who are not Executive Officers as a Group.............................            50,000
All Employees who are not Executive Officers as a Group.....................................         2,695,895

------------------------

(1) Such number represents the total number of options granted to the person or group in question under the 1992 Plan, without taking into account those options which have been exercised, terminated or expired. In addition, the amounts shown reflect options granted pursuant to the Stock Option Repricing Program. See the Compensation Committee Report on Executive Compensation. The dollar value of options is equal to the difference between the exercise price of the options granted and the fair market value of the Company's Common Stock at the date of exercise. Accordingly, such dollar value is not readily ascertainable.

(2) Persons who have received five percent or greater of options granted under the 1992 Plan.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the Company's Common Stock owned as of February 1, 1999 (except as noted below) by (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Chief Executive Officer and each of the other individuals named in the Summary Compensation

    Table (hereafter referred to as the "Named Executive Officers") and (iv) all current executive officers and directors as a group. Except as otherwise indicated in the footnotes to this table, the Company believes that each of the persons or entities named in this table has sole voting and investment power with respect to all the shares of Common Stock indicated.

                                                                                              NUMBER OF SHARES
                                                                                                BENEFICIALLY
                                                                                           -----------------------
DIRECTORS AND NAMED EXECUTIVE OFFICERS                                                      OWNED(1)   PERCENT(1)
-----------------------------------------------------------------------------------------  ----------  -----------

Maurice L. Castonguay (2)................................................................      29,000       *
  55 Fairbanks Boulevard
  Marlboro, Massachusetts 01752

John A. Molinari (3).....................................................................     189,036        2.20%
  c/o Media 100 Inc.
  290 Donald Lynch Boulevard
  Marlboro, Massachusetts 01752

B. Robert Feingold.......................................................................      --          --
  c/o Media 100 Inc.
  290 Donald Lynch Boulevard
  Marlboro, Massachusetts 01752

Roger W. Redmond (4).....................................................................       2,000       *
  77 Garden Drive
  Burnsville, Minnesota 55337

Bruce I. Sachs (5).......................................................................      44,000       *
  55 Fairbanks Boulevard
  Marlboro, Massachusetts 01752

Paul J. Severino (6).....................................................................     100,340        1.17%
  17 Msgr. O'Brien Highway
  Cambridge, Massachusetts 02141

Anthony B. Dolph (7).....................................................................      23,000       *
  c/o Media 100 Inc.
  290 Donald Lynch Boulevard
  Marlboro, Massachusetts 01752

Anthony M. Scotto (8)....................................................................      24,750       *
  c/o Media 100 Inc.
  290 Donald Lynch Boulevard
  Marlboro, Massachusetts 01752

All executive officers and directors as a group (7 persons in all) (9)...................     412,126        4.80%

                                                                                              NUMBER OF SHARES
                                                                                                BENEFICIALLY
                                                                                           -----------------------
DIRECTORS AND NAMED EXECUTIVE OFFICERS                                                      OWNED(1)   PERCENT(1)
-----------------------------------------------------------------------------------------  ----------  -----------
ADDITIONAL 5% STOCKHOLDERS

Alfred A. Molinari, Jr. (10).............................................................   1,055,080       12.28%
  c/o Data Translations, Inc.
  100 Locke Drive
  Marlboro, Massachusetts 01752

West Highland Capital, Inc. (11).........................................................     950,000       11.06%
  300 Drake's Landing Road, Suite 290
  Greenbrae, California 94904

The Clark Estates, Inc. (12).............................................................     475,700        5.54%
  One Rockefeller Plaza
  New York, New York 10020

Dimensional Fund Advisors Inc. (13)......................................................     469,000        5.46%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

------------------------

 *   Represents less than 1%.

(1) The number and percent of the outstanding shares of Common Stock treat as outstanding all shares issuable on options exercisable within sixty days of February 1, 1999 held by a particular beneficial owner that are included in the first column.

(2) Includes 4,000 shares subject to options exercisable within sixty days of February 1, 1999.

(3) Includes 68,424 shares subject to options exercisable within sixty days of February 1, 1999.

(4) Includes 2,000 shares subject to options exercisable within sixty days of February 1, 1999.

(5) Includes 4,000 shares subject to options exercisable within sixty days of February 1, 1999.

(6) Includes 40,000 shares subject to options exercisable within sixty days of February 1, 1999.

(7) Includes 23,000 shares subject to options exercisable within sixty days of February 1, 1999.

(8) Includes 24,750 shares subject to options exercisable within sixty days of February 1, 1999.

(9) Includes 166,174 shares subject to options exercisable within sixty days of February 1, 1999.

(10) Includes 88,593 shares subject to options exercisable within sixty days of February 1, 1999.

(11) As reported in, and based solely upon, an Amendment No. 1 to Schedule 13G/A as filed on February 12, 1999 with the Securities and Exchange Commission by West Highland Capital, Inc. (the "West Highland Schedule 13G"). According to the West Highland Schedule 13G, of the 950,000 shares of the Company's Common Stock owned collectively by West Highland Capital, Inc. and its affiliates (the "West Highland Shares"), (i) West Highland Capital, Inc. beneficially owns all 950,000 of the West Highland Shares,
     (ii) Lang H. Gerhard beneficially owns all 950,000 of the West Highland Shares, (iii) Estero Partners, LLC beneficially owns 826,398 of the West Highland Shares, (iv) West Highland Partners, L.P. beneficially owns 712,460 of the West Highland Shares, and (v) Buttonwood Partners, L.P. beneficially owns 113,938 of the West Highland Shares. In each case, the beneficial owner listed above shares voting and dispositive power over such shares.

(12) As reported in, and based solely upon, a Schedule 13D dated October 10, 1997 filed with the Securities and Exchange Commission by The Clark Estates, Inc. and a discussion between the Company and The Clark Estates, Inc.

(13) As reported in, and based solely upon, a Schedule 13G as filed on February 12, 1999 with the Securities and Exchange Commission by Dimensional Fund Advisors Inc. (the "Dimensional Schedule 13G"). According to the Dimensional Schedule 13G, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 469,000 shares of the Company's Common Stock. All of such shares are held by four investment companies registered under the Investment Company Act of 1940 to which Dimensional furnishes investment advice and certain investment vehicles for which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

                               EXECUTIVE OFFICERS

    The executive officers of the Company as of March 15, 1999 are as follows:

NAME                                                AGE                 POSITION WITH THE COMPANY
--------------------------------------------------  ---  -------------------------------------------------------
John A. Molinari..................................  36   Chief Executive Officer and Director
B. Robert Feingold................................  53   President, Chief Operating Officer and Director
Anthony B. Dolph..................................  40   Vice President, Marketing
Anthony M. Scotto.................................  43   Vice President, Product Development

    Mr. Molinari has been Chief Executive Officer since November 1996. He was President from November 1996 until October 1998. Prior to that, he served as Vice President and General Manager of the Company's multimedia group from 1990 to November 1996. See "Election of Directors."

    Mr. Feingold has been President and Chief Operating Officer since October 1998. Mr. Feingold has been a director since October 1998. He has been President and Chief Operating Officer since October 1998. Prior to joining the Company, Mr. Feingold served as Vice President and Division Manager of the Functional Board Test Division of Teradyne, Inc. from 1996 until 1998. Teradyne is a supplier of automatic test equipment for the electronics industry. From 1990 to 1995, Mr. Feingold served as Director and Chief Operating Officer of Environplan, Inc., an air quality monitoring systems/consulting business. See "Election of Directors."

    Mr. Dolph has been Vice President, Marketing since January 1998. Prior to that, he served as Vice President, Business Development from October 1997 to January 1998, as Vice President, Strategic Planning from November 1996 to October 1997, and as director of marketing for the Company's multimedia group from June 1994 to November 1996. Prior to joining the Company, he was employed by Progress Software Corporation, a supplier of computer application technology for the client/server market, where he was Director, Corporate Communications from 1992 to June 1994.

    Mr. Scotto has been Vice President, Product Development since November 1996. Prior to that, he served as Vice President of Product Development for the Company's multimedia group from June 1996 to November 1996. Prior to joining the Company, he was employed by EMC Corporation, a supplier of computer storage products and services, where he was Vice President, Software Engineering, Open Storage Group from 1994 to June 1996. Prior to that, he was employed by GenRad, Inc., a supplier of automatic test and measurement equipment, where he was Vice President, Engineering and Customer Support from 1993 to 1994 and Director, Engineering from 1992 to 1993.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Chief Executive Officer and each of the other executive officers whose cash compensation exceeded $100,000 annually for the fiscal years ended November 30, 1998, 1997 and 1996 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM
                                                                                               COMPENSATION
                                                                                                AWARDS(1)
                                                                      ANNUAL COMPENSATION       SECURITIES
                                                                   -------------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION                                        YEAR  SALARY($)  BONUS($)    OPTIONS(#)    COMPENSATION($)(2)
-----------------------------------------------------------------  ----  --------   --------   ------------   ------------------

John A. Molinari (3).............................................  1998  $200,000   $ 30,000     202,250            $ 288
  Chief Executive Officer                                          1997   200,000          0      20,000              336
                                                                   1996   140,000    105,000      60,000              235

B. Robert Feingold (4)...........................................  1998    26,154     50,000     150,000               65
  President and Chief Operating Officer                            1997        --         --          --               --
                                                                   1996        --         --          --               --

Anthony B. Dolph (5).............................................  1998   135,000     20,250      50,000            1,012
  Vice President, Marketing                                        1997   125,250     25,750      30,000              210
                                                                   1996   111,882     20,625           0              188

Anthony M. Scotto (6)............................................  1998   170,000     30,344      75,000              806
  Vice President, Product Development                              1997   155,000     29,063           0            1,259
                                                                   1996    75,558     24,219      40,000               63

------------------------

(1) The Company has not issued stock appreciation rights or granted restricted stock awards. In addition, the Company does not maintain a "long-term incentive plan," as that term is defined in applicable rules. The amounts shown reflect options granted pursuant to the Stock Option Repricing Program. See the Compensation Committee Report on Executive Compensation.

(2) The amounts reported represent (i) the dollar value of premiums paid by the Company on term life insurance for the benefit of the Named Executive Officers and (ii) contributions to a defined contribution plan with respect to Mr. Dolph in 1998 and Mr. Scotto in 1997 and 1998.

(3) Mr. Molinari was appointed Chief Executive Officer effective November 30, 1996. Mr. Molinari served as President from November 1996 until October 1998. Prior to that he was Vice President and General Manager of the Company's multimedia group.

(4) Mr. Feingold was appointed President and Chief Operating Officer effective upon his commencement of employment with the Company on October 13, 1998.

(5) Mr. Dolph was appointed an executive officer of the Company effective November 30, 1996.

(6) Mr. Scotto commenced employment with the Company on June 24, 1996, and was appointed an executive officer of the Company effective November 30, 1996.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    Mr. Feingold's offer letter with the Company provides that in the event Mr. Feingold is terminated without cause or Mr. Feingold resigns following a significant reduction in compensation (other than a reduction applicable to executive officers generally) or following a major reduction in authority, the Company will pay Mr. Feingold a lump sum payment equal to one times his current salary, which is currently $200,000. Such payment is conditional on Mr. Feingold's release of all claims against the Company. Upon termination without cause, Mr. Feingold will also be subject to a one-year noncompetition agreement. In addition, Mr. Feingold's offer letter provides that in the event of a change in control, all 150,000 options granted to him upon commencement of his employment with the Company under the 1992 Plan will immediately vest in full.

STOCK OPTIONS

    The following table provides information concerning the grant of stock options under the Key Employee Incentive Plan (1992) to the Named Executive
Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                               POTENTIAL
                                                                                                            REALIZABLE VALUE
                                                                                                               AT ASSUMED
                                                                    INDIVIDUAL GRANTS                       ANNUAL RATES OF
                                                    -------------------------------------------------         STOCK PRICE
                                                    NUMBER OF     % OF TOTAL                                APPRECIATION FOR
                                                    SECURITIES     OPTIONS      EXERCISE                    OPTION TERM (1)
                                                    UNDERLYING    GRANTED TO    OR BASE                 ------------------------
                                                     OPTIONS     EMPLOYEES IN    PRICE     EXPIRATION       5%           10%
NAME                                                GRANTED(#)   FISCAL YEAR     ($/SH)       DATE          ($)          ($)
--------------------------------------------------  ----------   ------------   --------   ----------   -----------  -----------

John A. Molinari (2)..............................   142,250        13.42%       $3.94       1/19/08    $352,473.42  $893,236.87
                                                      10,000          .94%       $3.29       3/19/08    $ 20,544.03  $ 52,200.69
                                                      50,000         4.72%       $2.75      10/13/08    $ 86,473.01  $219,139.59

Anthony B. Dolph (2)..............................    50,000         4.72%       $3.94       1/19/08    $123,892.24  $313,967.26

B. Robert Feingold (2)............................   150,000        14.15%       $2.75      10/13/08    $259,419.03  $657,418.76

Anthony M. Scotto (2).............................    40,000         3.77%       $3.94       1/19/08    $ 99,113.79  $251,173.81
                                                      35,000         3.30%       $3.29       3/19/08    $ 71,904.11  $182,702.42

------------------------

(1) The amounts shown reflect options granted pursuant to the Stock Option Repricing Program. See the Compensation Committee Report on Executive Compensation.

(2) The options for 142,250 shares granted to Mr. Molinari, the options for 50,000 shares granted to Mr. Dolph, the options for 40,000 shares granted to Mr. Scotto were granted in connection with the Stock Option Repricing Program. The replaced options, when initially granted, would have become exercisable over five years, 20% on each anniversary of the grant, and would have expired six years after grant. The replacement options are exercisable as follows: replacement options that were granted in exchange for exercisable old options become exercisable six months following the new grant date; replacement options that were granted in exchange for unexercisable old options become exercisable over four years from the new grant date, 12.5% six months following the new grant date and 6.25% quarterly thereafter. All other options granted are exercisable as follows:
    25% one year from the date of grant and 6.25% quarterly thereafter. All options expire ten years after the grant date.

OPTION EXERCISES AND HOLDINGS

    The following table provides information, with respect to the Named Executive Officers, concerning the unexercised options held as of the end of the fiscal year:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                             NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                            UNDERLYING UNEXERCISED      IN-THE- MONEY OPTIONS AT
                                                                             OPTIONS AT FY-END (#)            FY-END ($)(1)
                                        SHARES ACQUIRED       VALUE       ---------------------------   -------------------------
NAME                                    ON EXERCISE (#)    REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
--------------------------------------  ----------------   ------------   -----------   -------------   ----------   ------------
John A. Molinari......................          0             $0.00         59,564         142,686      $18,464.69    $110,232.82
Anthony B. Dolph......................          0             $0.00         20,750          29,250      $ 6,432.50    $  9,067.50
B. Robert Feingold....................          0             $0.00              0         150,000      $        0    $225,000.00
Anthony M. Scotto.....................          0             $0.00         14,000          61,000      $ 4,340.00    $ 41,660.00

------------------------

(1) Market value of underlying securities at November 30, 1998, minus the exercise price of "in-the-money" options. These amounts take into account options granted pursuant to the Stock Option Repricing Program. See the Compensation Committee Report on Executive Compensation.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is responsible for reviewing the compensation of the executive officers of the Company. The committee also grants stock options under the Company's stock option plans and administers the Company's employee stock purchase plan.

    COMPENSATION PHILOSOPHY. The Company operates in a highly competitive and rapidly evolving high technology business. The committee seeks to establish compensation policies that provide management with a performance incentive, and that align the interests of senior management with stockholder interests. The program includes three principal components: salary, annual incentives, and stock option awards. The committee considers the past performance and anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

    SALARY. The salaries of the executive officers (including the Chief Executive Officer) are reviewed annually by the committee in light of survey information developed by an independent compensation and benefits consultant. The committee considers the median compensation levels for comparable positions at other technology companies, but does not, as a matter of policy, fix compensation of all executive officers as a percentage of such median levels. Accordingly, compensation levels for an executive officer may be set by the committee above or below such median levels, based on the committee's subjective assessment of other factors, including the scope of an individual's responsibilities, his or her prior level of experience and competition for executives with the skills required by the Company. Based on the above considerations, the base salaries of the executive officers were increased during fiscal 1998 between 0% and 10% over the levels in effect at the end of fiscal 1997.

    ANNUAL INCENTIVES. The committee annually reviews and approves an executive incentive plan which provides executive officers (including the Chief Executive Officer) with the opportunity to earn specified percentages of their base salary based upon targeted financial goals and, in certain instances, on the achievement of individual objectives and a subjective assessment of the executive's performance. For the last fiscal year, the financial targets approved by the committee included goals for revenue and operating income, and the percentage of the target incentive tied to each financial goal varied among the executive officers depending on the scope of an individual's responsibilities and the significance of an individual's anticipated contribution to the overall objectives of the Company. The committee approved the range of the target incentives for the executive officers at 25% to 38% of base compensation, based on the above considerations. Incentive payments totaling $75,750 under the fiscal 1998 plan were made with respect to the targeted financial goals.

    STOCK OPTION AWARDS. Stock Option awards are designed to align the interests of the executive officers with the long-term interests of the stockholders. The committee awards stock options generally at fair market value on the date of grant, and such awards are subject to vesting periods which are intended to encourage the executive officer to remain with the Company. The timing and amount of stock option awards given to the executive officers in fiscal 1998 were based in each case on the committee's subjective judgment of the particular circumstances of the individual.

    STOCK OPTION REPRICING PROGRAM. In January 1998, the Compensation Committee also reviewed outstanding options granted under the 1992 Plan and held by the Company's employees and determined that many employees of the Company held options at exercise prices that limited their effectiveness as a tool for employee retention and as a long-term incentive. The Compensation Committee recommended the stock option repricing program (the "Stock Option Repricing Program") to the Board of Directors as a means of addressing this issue. Under the Stock Option Repricing Program, current employees of the Company were permitted to exchange all options granted to them under the 1992 Plan on a one-for-one basis for new stock options with an exercise price of $3.94, the fair market value of the Common Stock on January 26, 1998. All surrendered options were combined into two replacement options--one for previously fully-vested options, and one for previously unvested options. All previously vested options were replaced with options that were fully vested as of July 19, 1998 (six months following the new grant date). All previously unvested options were replaced with options having a four-year vesting schedule as follows: the first 12.5% of the replacement options vested on July 19, 1998, with 6.25% of the options vesting each quarter thereafter beginning October 19, 1998. All replacement options expire ten years after the new grant date. Three executive officers, Messrs. Molinari, Dolph and Scotto, elected to participate in the Stock Option Repricing Program.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Mr. Molinari's salary, annual incentive opportunity and stock option award for fiscal 1998 were determined by the committee in accordance with the philosophy described above. Mr. Molinari's base salary was fixed at $200,000. Mr. Molinari's annual incentive opportunity represented 25% of his base salary at target, and was based upon the Company's achievement of certain targeted revenue and operating income goals. An incentive payment of $30,000 was made to Mr. Molinari for fiscal 1998. In 1998, Mr. Molinari was granted non-qualified stock options to purchase 10,000 shares at the then fair market value of $3.29 per share and incentive stock options to purchase 50,000 shares at the then fair market value of $2.75 per share, such options becoming exercisable as follows: 25% one year from the date of grant and 6.25% quarterly thereafter. All such options expire ten years from the date of grant. This grant was determined by the committee to be appropriate, in light of Mr. Molinari's position as Chief Executive Officer, as well as his existing level of stock options. In addition, Mr. Molinari participated in the Stock Option Repricing Program pursuant to which he received a total of 142,250 options with an exercise price of $3.94.

    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 in any year to the company's chief executive officer or any of the four other highest paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are satisfied. As was the case in fiscal 1998, the committee anticipates that in fiscal 1999 all compensation to executive officers will be fully deductible under Section 162(m). The committee therefore has not yet found it necessary to enact a policy with respect to qualifying compensation paid to executive officers for deductibility.

                                          COMPENSATION COMMITTEE
                                          Bruce I. Sachs
                                          Paul J. Severino

STOCK OPTION REPRICING PROGRAM

    The following table sets forth certain information concerning the Stock Option Repricing Program, including (i) the name and position of each executive officer who participated in the repricing program, (ii) the date of any such repricing, (iii) the number of securities underlying replaced options, (iv) the per share market price of the underlying security at the time of the repricing,
(v) the original exercise price of the canceled option at the time of repricing,
(vi) the per share exercise price of the option received in exchange for the existing option, and (vii) the original option term remaining at the date of exchange. There have been no other stock option repricing programs of the Company within the last ten years.

                           TEN YEAR OPTION REPRICINGS

                                                         NUMBER OF
                                                         SECURITIES          MARKET PRICE          EXERCISE PRICE        NEW
                                           DATE OF       UNDERLYING        OF COMMON STOCK        OF COMMON STOCK      EXERCISE
NAME AND POSITION                         REPRICING   OPTIONS REPRICED   AT TIME OF REPRICING   AT TIME OF REPRICING    PRICE
----------------------------------------  ---------   ----------------   --------------------   --------------------   --------

John Molinari,                             1/26/98         60,000               $3.94                  $16.91           $3.94
Chief Executive Officer                    1/26/98         20,000               $3.94                  $10.00           $3.94
and Director                               1/26/98         27,846               $3.94                  $ 6.42           $3.94
                                           1/26/98         22,154               $3.94                  $ 5.84           $3.94
                                           1/26/98          1,250               $3.94                  $ 3.93           $3.94
                                           1/26/98         11,000               $3.94                  $ 4.27           $3.94

Anthony B. Dolph,                          1/26/98         20,000               $3.94                  $ 6.43           $3.94
Vice President, Marketing                  1/26/98         10,000               $3.94                  $10.00           $3.94
                                           1/26/98         20,000               $3.94                  $ 4.63           $3.94

Anthony M. Scotto                          1/26/98         40,000               $3.94                  $ 7.74           $3.94
Vice President, Product Development

                                           LENGTH OF ORIGINAL
                                               OPTION TERM
                                              REMAINING AT
NAME AND POSITION                         DATE OF REPRICING (1)
----------------------------------------  ---------------------
John Molinari,                                   4 years
Chief Executive Officer                          5 years
and Director                                     2 years
                                                 2 years
                                                  1 year
                                                 2 years
Anthony B. Dolph,                                2 years
Vice President, Marketing                        5 years
                                                 5 years
Anthony M. Scotto                                5 years
Vice President, Product Development

------------------------

(1) Approximate years remaining.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Mr. Alfred A. Molinari, Jr., a former director of the Company, is the Chairman and Chief Executive Officer of DTI, and is the father of Mr. John A. Molinari. Mr. Alfred A. Molinari, Jr. resigned as a director of the Company in January 1998.

    The Company and its former subsidiary, Data Translation, Inc. ("DTI"), were parties to a Corporate Services Agreement, pursuant to which DTI provided certain finance and administrative and manufacturing services and support to the Company during the fiscal year ended November 30, 1997. The amount payable by the Company to DTI under the agreement is based on the particular services being provided during any monthly period. The Company may terminate any service upon 30 days prior written notice to DTI, and DTI may terminate any service upon 30 days prior written notice to the Company if it no longer provides such service to its own organization. On November 18, 1997, the parties agreed to extend the original term of the agreement until the earlier of the discontinuance or termination of all services thereunder or September 30, 1998. For the fiscal year ended November 30, 1998, the Company paid $81,651 for services provided by DTI as described above.

                               PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the CRSP Total Return Index for The Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Stock Market (U.S.) Index") and the CRSP Index for Nasdaq Electronic Component Stocks (the "Nasdaq Electronic Component Index") for the period of five fiscal years commencing with the fiscal year ended November 30, 1994 and ending with the fiscal year ended November 30, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NASDAQ STOCK MARKET (U.S.) INDEX            NASDAQ ELECTRONIC COMPONENT INDEX          MEDIA 100 INC. (MDEA)
1993                                        $100.00                                        $100.00                    $100.00
1994                                        $100.20                                        $112.38                    $125.00
1995                                        $142.87                                        $207.24                    $325.00
1996                                        $174.91                                        $322.19                    $189.58
1997                                        $217.89                                        $378.58                     $82.18
1998                                        $267.19                                        $469.62                     $76.55

    The above graph compares the performance of the Company with that of the Nasdaq Stock Market (U.S.) Index, which is an index comprising all domestic shares traded on the Nasdaq National Market and the Nasdaq SmallCap Market, and the Nasdaq Electronic Component Index, which is an industry index. Both these indices are prepared by the Center of Research in Securities Prices at the University of Chicago, and weigh investment on the basis of market capitalization.

    The comparison of total return of investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested at the close of the market on November 30, 1993 in each of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Component Index and the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended November 30, 1998 all filing requirements applicable to its officers, directors and such 10% beneficial owners were complied with, except that Mr. Feingold failed to file a Form 3 within the required time period and subsequently filed a Form 5 to reflect one transaction relating to the grant of stock options to Mr. Feingold in connection with his initial employment with the Company.

                             ADJOURNMENT OF MEETING

    In the event that sufficient votes in favor of the election of the nominees for director listed in this Proxy Statement (the "Nominees") or any other matter presented hereunder are not received by April 14, 1999, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Nominees and all such other matters. They will vote against any such adjournment those proxies withholding authority to vote on any Nominee and voting against or abstaining with respect to all other such matters. The Company will pay the costs of any additional solicitation and of any adjourned meetings.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders must be received at the Company's principal executive offices located at 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752 not later than November 16, 1999, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The deadline for providing timely notice to the Company of matters that stockholders of the Company otherwise desire to introduce at the 20000 Annual Meeting of Stockholders is January 30, 2000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Company has appointed Arthur Andersen LLP, who have served as the Company's auditors since 1980, to examine the financial statements of the Company for fiscal 1999. The Company expects that representatives of Arthur Andersen LLP will be present at the Annual Meeting and available to respond to appropriate questions, and such representatives will be given the opportunity to make a statement if they desire to do so.

                                   APPENDIX A

                                 MEDIA 100 INC.

                       1986 EMPLOYEE STOCK PURCHASE PLAN,
                       AS AMENDED THROUGH APRIL 15, 1998

SECTION 1. PURPOSE OF PLAN.

    The Media 100 Inc. ("Media 100") 1986 Employee Stock Purchase Plan (the "Plan") is intended to provide a method by which eligible employees of Media 100 (formerly Data Translation, Inc.) and its subsidiaries (collectively, the "Company") may use voluntary, systematic payroll deductions to purchase shares of Common Stock of Media 100 ("stock") and thereby acquire an interest in the future of the Company. For purposes of the Plan, a subsidiary is any corporation in which Media 100 owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

SECTION 2. OPTIONS TO PURCHASE STOCK.

    Under the Plan, there is available an aggregate of not more than 800,000 shares of stock (subject to adjustment as provided in Section 16) for sale pursuant to the exercise of options ("options") granted under the Plan to employees of the Company ("employees"). The stock to be delivered upon exercise of options under the Plan may be either shares of Media 100's authorized but unissued stock, or shares of reacquired stock, as the Board of Directors of Media 100 (the "Board of Directors") shall determine.

SECTION 3. ELIGIBLE EMPLOYEES.

    Except as otherwise provided in Section 20, each employee who has completed one month of continuous service in the employ of the Company shall be eligible to participate in the Plan.

SECTION 4. METHOD OF PARTICIPATION.

    Subject to the second paragraph of Section 8, the periods January 1 to June 30 and July 1 to December 31 of each year shall be option periods. Each person who will be an eligible employee on the first day of any option period may elect to participate in the Plan by executing and delivering, at least 15 days prior to such day, a payroll deduction authorization in accordance with Section 5. Such employee shall thereby become a participant ("participant") on the first day of such option period and shall remain a participant until his participation is terminated as provided in the Plan. Each participant shall execute, prior to or contemporaneously with his election to participate in the Plan, the Company's then standard form of Employee Agreement relating to confidentiality, inventions and the like.

SECTION 5. PAYROLL DEDUCTIONS.

    The payroll deduction authorization shall request withholding, at a rate of not less than 2% nor more than 10%, from the participant's compensation, by means of substantially equal payroll deductions over the option period. For purposes of the Plan, "compensation" shall mean all compensation paid to the participant by the Company including compensation paid as bonuses and commissions, but excluding overrides, overseas allowances, and payments under stock option plans and other employee benefit plans A participant may change the withholding rate of his payroll deduction authorization by written notice delivered to the Company at least 15 days prior to the first day of the option period as to which the change is to be effective. All amounts withheld in accordance with a participant's payroll deduction authorization shall be credited to a withholding account for such participant.

SECTION 6. GRANT OF OPTIONS.

    Each person who is a participant on the first day of an option period shall as of such day be granted an option for such period. Such option shall be for the number of shares of stock to be determined by dividing (a) the balance in the participant's withholding account on the last day of the option period by
(b) the purchase price per share of the stock determined under Section 7, and eliminating any fractional share from the quotient. The Company shall reduce on a substantially proportionate basis the number of shares of stock receivable by each participant upon exercise of his option for an option period in the event that the number of shares then available under the Plan is otherwise insufficient.

SECTION 7. PURCHASE PRICE.

    The purchase price of stock issued pursuant to the exercise of an option shall be 85% of the fair market value of the stock at (a) the time of grant of the option or (b) the time at which the option is deemed exercised, whichever is less. Fair market value shall be determined in accordance with the applicable provisions of the Internal Revenue Code of 1986, as amended or restated from time to time (the "Code") or regulations issued thereunder, or in the absence of any such provisions or regulations, shall be deemed to be the last sale price at which the stock is traded on the day in question or the last prior date on which a trade occurred as reported in the Wall Street Journal; or, if the Wall Street Journal is not published or does not list the stock, then in such other appropriate newspaper of general circulation as the Board of Directors may prescribe; or, if the last price at which the stock traded is not generally reported, then the mean between the reported bid and asked prices at the close of the market on the day in question or the last prior date when such prices were reported.

SECTION 8. EXERCISE OF OPTIONS.

    If an employee is a participant in the Plan on the last business day of an option period, he shall be deemed to have exercised the option granted to him for that period. Upon such exercise, the Company shall apply the balance of the participant's withholding account to the purchase of the number of whole shares of stock determined under Section 6, and as soon as practicable thereafter shall issue and deliver certificates for said shares to the participant and shall return to him the balance, if any, of his withholding account in excess of the total purchase price of the shares so issued. No fractional shares shall be issued hereunder.

    Notwithstanding anything herein to the contrary, the Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all requirements of applicable federal and state laws and regulations (including any requirements as to legends) have been complied with, nor, if the outstanding stock is at the time listed on any securities exchange, unless and until the shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel.

SECTION 9. INTEREST.

    No interest will be payable on withholding accounts.

SECTION 10. CANCELLATION AND WITHDRAWAL.

    A participant who holds an option under the Plan may at any time prior to exercise thereof under Section 8 cancel all (but not less than all) of his option by written notice delivered to the Company. Upon such cancellation, the balance in his withholding account shall be returned to him.

    A participant may terminate his payroll deduction authorization as of any date by written notice delivered to the Company and shall thereby cease to be a participant as of such date. Any participant who voluntarily terminates his payroll deduction authorization prior to the last business day of an option period shall be deemed to have canceled his option.

SECTION 11. TERMINATION OF EMPLOYMENT.

    Except as otherwise provided in Section 12, upon the termination of a participant's employment with the Company for any reason whatsoever, he shall cease to be a participant, and any option held by him under the Plan shall be deemed cancelled, the balance of his withholding account shall be returned to him, and he shall have no further rights under the Plan. For purposes of this
Section 11, a participant's employment will not be considered terminated in the case of sick leave or other bona fide leave of absence approved for purposes of this Plan by Media 100 or a subsidiary or in the case of a transfer to the employment of a subsidiary or to the employment of Media 100.

SECTION 12. DEATH OR RETIREMENT OF PARTICIPANT.

    In the event a participant holds any option hereunder at the time his employment with the Company is terminated (1) by his retirement with the consent of the Company, and such retirement is within three months of the time such option becomes exercisable, or (2) by his death whenever occurring, then such participant (or in the event of death, his legal representative) may, by a writing delivered to the Company on or before the date such option is exercisable, elect either (a) to cancel any such option and receive in cash the balance in his withholding account, or (b) to have the balance in his withholding account applied as of the last day of the option period to the exercise of his option pursuant to Section 8. In the event such participant (or his legal representative) does not file a written election as provided above, any outstanding option shall be treated as if an election had been filed pursuant to subparagraph (a) above.

SECTION 13. PARTICIPANT'S RIGHTS NOT TRANSFERABLE, ETC.

    All participants granted options under the Plan shall have the same rights and privileges. Each participant's rights and privileges under any option granted under the Plan shall be exercisable during his lifetime only by him, and shall not be sold, pledged, assigned, or otherwise transferred in any manner whatsoever except by will or the laws of descent and distribution. In the event any participant violates the terms of this Section, any options held by him may be terminated by the Company and upon return to the participant of the balance of his withholding account, all his rights under the Plan shall terminate.

SECTION 14. EMPLOYMENT RIGHTS.

    Neither the adoption of the Plan nor any of the provisions of the Plan shall confer upon any participant any right to continued employment with Media 100 or a subsidiary or affect in any way the right of the Company to terminate the employment of a participant at any time.

SECTION 15. RIGHTS AS A SHAREHOLDER.

    A participant shall have the rights of a shareholder only as to stock actually acquired by him under the Plan.

SECTION 16. CHANGE IN CAPITALIZATION.

    In the event of a stock dividend, stock split or combination of shares, recapitalization, merger in which Media 100 is the surviving corporation or other change in Media 100's capital stock, the number and kind of shares of stock or securities of Media 100 to be subject to the Plan and to options then outstanding or to be granted hereunder, the maximum number of shares or securities which may be delivered under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Board of Directors, whose determination shall be binding on all persons. In the event of a consolidation or merger in which Media 100 is not the surviving corporation or in the event of the sale or transfer of substantially all Media 100's assets (other than by the grant of a mortgage or security interest), all outstanding options shall thereupon terminate, provided that prior to the effective date of any such merger, consolidation or sale of assets, the Board of Directors shall either (a) return the balance in all withholding accounts and cancel all outstanding options, or (b) accelerate the exercise date provided for in Section 8, or (c) if there is a surviving or acquiring corporation, arrange to have that corporation or an affiliate of that corporation grant to the participants replacement options having equivalent terms and conditions as determined by the Board of Directors.

SECTION 17. ADMINISTRATION OF PLAN.

    The Plan will be administered by the Board of Directors. The Board of Directors will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate hereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board of Directors shall be conclusive and shall bind all parties.

    The Board may, in its discretion, delegate its powers with respect to the Plan to an Employee Benefit Plan Committee or any other committee (the "Committee"), in which event all references to the Board of Directors hereunder, including without limitation the references in Section 18, shall be deemed to refer to the Committee. A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

SECTION 18. AMENDMENT AND TERMINATION OF PLAN.

    The Board of Directors may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein) no such amendment will, without the approval of the shareholders of Media 100, (a) increase the maximum number of shares available under the Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted, or (c) amend the provisions of this Section 18 of the Plan, and no such amendment will adversely affect the rights of any participant (without his consent) under any option theretofore granted.

    The Plan may be terminated at any time by the Board of Directors, but no such termination shall adversely affect the rights and privileges of holders of the outstanding options.

SECTION 19. APPROVAL OF SHAREHOLDERS.

    The Plan shall be subject to the approval of the shareholders of the Company, which approval shall be secured within twelve months after the date the Plan is adopted by the Board of Directors. Notwithstanding any other provisions of the Plan, no option shall be exercised prior to the date of such approval. For purposes of the foregoing, any increase in the number of shares described in
Section 2, other than pursuant to adjustment as provided in Section 16, shall be treated as an adoption of the Plan with respect to the additional shares.

SECTION 20. LIMITATIONS ON ELIGIBILITY.

    Notwithstanding any other provision of the Plan,

    (a) An employee shall not be eligible to receive an option pursuant to the Plan if, immediately after the grant of such option to him, he would (in accordance with the provisions of Sections 423 and 425(d) of the Code) own or be deemed to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the employer corporation or of its parent or subsidiary corporation, as defined in
       Section 425 of the Code.

    (b) No employee shall be granted an option under the Plan which would permit his rights to purchase shares of stock under all employee stock purchase plans of the Company and any parent and subsidiary corporations to accrue at a rate which exceeds $25,000 in fair market value of such stock (determined at the time the option is granted) for each calendar year during which any such option granted to such employee is outstanding at any time, as provided in Sections 423 and 425 of the Code. Without limiting the foregoing, the maximum number of shares for which an employee may be granted an option under the Plan for any six-month option period shall be the number of whole shares obtained by dividing $12,500 by the fair market value of one share of Common Stock on the date of grant.

                                   APPENDIX B
                                 MEDIA 100 INC.

                       1992 KEY EMPLOYEE INCENTIVE PLAN,
                      AS AMENDED THROUGH JANUARY 19, 1998

    1.  PLAN; PURPOSE; GENERAL.  The purpose of this Key Employee Incentive Plan
(1992) (the "Plan") is to advance the interests of Media 100 Inc. (formerly Data Translation, Inc.) (the "Company") by enhancing the ability of the Company and its subsidiaries to attract and retain selected advisers, consultants, key employees and directors, by creating for such persons incentives and rewards for their contributions to the success of the Company, and by encouraging such persons to become owners of shares of the Company's Common Stock, par value $0.01 per share (the "common stock" or "stock"). Options granted pursuant to the Plan may be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (such options being referred to herein as "incentive options") or non-incentive options. The proceeds received from the sale of stock pursuant to the Plan shall be used for general corporate purposes. Except as otherwise expressly provided with respect to an option grant, no option granted pursuant to the Plan shall be an incentive option.

    2. EFFECTIVE DATE OF PLAN. This Plan will become effective upon approval by at least a majority of the votes cast at the next duly called Annual Meeting of Stockholders of the Company at which a quorum representing a majority of the voting power of all outstanding voting stock of the Company is, either in person or by proxy, present and voting thereon or at any adjournment thereof. Grants of awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to approval of the Plan by such shareholders.(1)

    3. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board of Directors (the "Board") of the Company. The Board will have authority, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.

    The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to the Executive Compensation and Stock Option Committee or any other committee (the "Committee"), in which event all references to the Board hereunder, except the references in Section 11 hereof, shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of not fewer than two members, and each member of the Committee shall be, at the time of his appointment and at any time he exercises discretion in administering the Plan, a "non-employee director" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934, as amended. A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

    4. ELIGIBILITY. The "Participants" in the Plan will be such key employees, including part-time employees, advisers, consultants and directors whether or not they are employees, of the Company or of any of its present or future subsidiaries (as defined in Section 10) as may be selected from time to time by the Board in its discretion.

    No incentive option shall be granted to a Participant who is not an "employee" as defined in the provisions of the Code or regulations thereunder applicable to incentive options. No incentive option shall be granted to a Participant who at the time of grant owns, directly or indirectly through application or the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined

------------------------
(1) The Plan was approved by the requisite vote of stockholders at the Annual Meeting of Stockholders of the Company held on April 8, 1992.

voting power of all classes of stock of the Company or of its subsidiaries (a "Ten-Percent Shareholder") unless (i) the option price at the time it is granted is at least 110% of the fair market value of the stock subject to the option, and (ii) the period of the option does not exceed five years from the date of grant.

    5. GRANT OF AWARDS. Subject to the express provisions of the Plan, the Board shall have the sole authority and discretion (a) to determine which Participants will be granted awards; (b) to grant awards consisting of options or stock appreciation rights ("SARs"), or both to Participants; (c) to determine whether the options granted to any Participants shall be incentive options or non-incentive options; (d) to determine the time or times when awards will be granted and the number of shares of common stock to be subject to each award;
(e) to determine the option price of the shares subject to each option in accordance with Section 6(a) hereof and the value of the shares subject to each SAR on the exercise date of such SAR in accordance with Section 6(d) hereof, and the method of payment of such price; (f) to determine the time or times when each award becomes exercisable and the duration of the exercise period; (g) to impose additional conditions or restrictions on any award, such conditions or restrictions, if any, to be set forth in the award form or other instrument evidencing the award; (h) to prescribe the form or forms of any instruments evidencing any awards granted under the Plan and of any other instruments required under the Plan and to make changes in such forms from time to time; (i) to determine the price, vesting schedule and other attributes of awards granted to Participants working abroad; and (j) to adopt, amend and rescind rules and regulations for the administration of the Plan and the awards and for its own acts and proceedings. Subject to Section 12 hereof, the Board shall also have the authority, in its sole discretion, both generally and in particular instances, to waive compliance by a Participant with any obligation to be performed by him under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is cancelled, to grant a new award on such terms as the Board shall specify) except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the Participant under such award without such Participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 8(c) hereof.

    No award shall be granted on or after February 20, 2002 but awards previously granted may extend beyond that date.

    6.  TERMS AND CONDITIONS OF AWARDS.

       a. EXERCISE PRICE OF OPTIONS. The purchase price per share for shares issuable upon exercise of options shall be determined by the Board but in the case of incentive options shall not be less than 100% (110% in the case of an incentive option granted to a Ten-Percent Shareholder) of the fair market value of the stock on the date of grant; nor shall the option price be less, in the case of an original issue of authorized stock, than par value per share. For this purpose, "fair market value" will be determined as set forth in
           Section 10 hereof.

       b. PERIOD OF OPTIONS. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a Ten-Percent Shareholder) from the date the option was granted or such earlier date as may be specified by the Board at the time the option is granted.

       c.  EXERCISE OF OPTIONS.

            (i) Unless the Board at the time of grant or at any other time otherwise specifies in the case of a particular option or options, each option shall first become exercisable with respect to one-fifth of the shares covered by it upon the completion of one year from the date of the grant of the option (the "Initial Exercise Date"), and with respect to an additional one-fifth each succeeding year until the option becomes exercisable with respect to all of the shares covered by it.

            (ii) In the case of options intended to be incentive options, any award forms or other instruments evidencing such options shall contain such provisions relating to exercise and other matters as are required of incentive options under the applicable provisions of the Code and Treasury Regulations, as from time to time in effect.

           (iii) A person electing to exercise part or all of his options shall give written notice to the Company, as specified by the Board, of his election and of the number of shares he has elected to purchase, such notice to be accompanied by the instrument evidencing such option and any other documents required by the Board, and shall at the time of such exercise tender the purchase price of the shares he has elected to purchase. If the notice of election to exercise is given by the executor or administrator of a deceased Participant, or by the person or persons to whom the option has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver shares pursuant to such exercise unless and until the Company is satisfied that the person or persons giving such notice is or are entitled to exercise the option.

            (iv) In the case of an option that is not an incentive option, the
                 Board shall have the right to require that the Participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any common stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the Participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company common stock owned by such individual having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of common stock to be delivered upon exercise of the option a number of shares of common stock having a fair market value equal to such withholding obligation.

               In the case of an incentive option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or local tax with respect to a disposition of the common stock received upon exercise, the Board may require as a condition of exercise that the Participant exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of common stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

       d. STOCK APPRECIATION RIGHTS. The Board in its discretion may grant SARs either in tandem with or independent of options awarded under the Plan. Except as hereinafter provided, each SAR will entitle the Participant to receive upon exercise, with respect to each share of common stock to which the SAR relates, the excess of (i) the share's value on the date of exercise, over (ii) the share's fair market value on the date it was granted. For purposes of clause (i), "value" shall mean fair market value; provided, that the Board may adjust such value to take into account dividends on the stock and may also grant SARs that provide, in such limited circumstances following a change in control of the Company (as determined by the Board) as the Board may specify, that "value" for purposes of clause (i) is to be determined by reference to a specified value (which may include an average of values) for the common stock during a period immediately preceding the change in control, all as determined by the Board. The amount payable to a Participant upon exercise of an SAR shall be paid either in cash or in shares of common stock, as the Board determines. Each SAR shall be exercisable during such period or periods and on such terms as the Board may specify. No SAR shall be exercisable after the date which is ten years from the date of grant.

       e. PAYMENT FOR AND DELIVERY OF SHARES. Shares which are subject to options shall be issued only upon receipt by the Company of full payment of the purchase price for the shares as to which the award is exercised. The purchase price shall be payable by the option holder to the Company either (i) in cash or by check, bank draft or money order payable to the order of the Company; or (ii) if so permitted by the Board (which in the case of an incentive option, shall specify such method of payment at the time of grant), (A) through the delivery of shares of common stock (duly owned by the option holder and for which the option holder has good title free and clear of any liens and encumbrances and which, in the case of common stock acquired from the Company, shall have been held for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of a promissory note of the option holder to the Company, such note to be payable on such terms as are specified by the Board or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price; or (iii) by a combination of the permissible forms of payment as provided in (i) and (ii) above; provided, that if the common stock delivered upon exercise of the option is an original issue of authorized common stock, at least so much of the exercise price as represents the par value of such common stock shall be paid other than with a personal check or promissory note of the person exercising the option.

               The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding common stock is at the time listed on any securities exchange, unless and until the shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless and until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, as amended, and may require that such person agree that any sale of the shares will be made only on a national securities exchange or in such other manner as is permitted by the Board and that he will notify the Company before he makes any disposition of the shares whether by sale, gift or otherwise.

               A Participant shall have the rights of a shareholder only as to shares actually acquired by him under the Plan.

       f. NONTRANSFERABILITY OF AWARDS. No award may be sold, assigned or otherwise transferred or disposed of in any manner whatsoever other than by will or by the laws of descent and distribution, and during the Participant's lifetime the award may be exercised only by him.

       g. FORFEITURE OF AWARDS UPON TERMINATION OF EMPLOYMENT. If a Participant's (other than a non-employee director's) employment or service with the Company and its subsidiaries terminates for any reason other than death, the portion of any award held by the Participant that was not exercisable immediately prior to such termination of employment or service shall immediately expire and except as the Board may otherwise determine, in its sole discretion, the remaining portion, if any, of the award shall continue to be exercisable for a period of ninety (90) days immediately following the date of termination of the Participant's employment or other service with the Company and its subsidiaries. Notwithstanding the foregoing, if the Participant was terminated for cause all awards held by the Participant immediately prior to such termination, whether or not then exercisable, shall immediately expire.(2) For purposes of this
           Section 6(g), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the Participant's right to reemployment is guaranteed either by statute or by contract,
           (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which
           Section 424(a) of the Code applies, or (iii) in the case of a transfer of employment between the Company and its wholly-owned subsidiary Data Translation, Inc. (formerly Data Translation II, Inc.) ("DTI") and subsequent distribution of the stock of such subsidiary to the Company's stockholders (the "Distribution"); PROVIDED, that this clause (iii) shall apply only in the case of Participants whose transfer of employment to DTI occurs in connection with the Distribution; AND FURTHER PROVIDED, that in the case of any such Participant, post-Distribution service for DTI shall be treated for purposes of this paragraph as service for the Company and any post-Distribution termination of employment with DTI shall be treated for purposes of this paragraph as a termination of employment with the Company and its subsidiaries. The Company may require that any Participant described in clause (iii) above provide, prior to any post-Distribution exercise of an award hereunder by such Participant and as a condition thereto, evidence satisfactory to the Company as to the period of such Participant's employment with DTI.

       h. DEATH. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death (or such further period as the Board may allow) such option may be exercised, as to all or any of the shares which the Participant was entitled to purchase immediately prior to his death, by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and except as so exercised such option will expire at the end of such period. In no event, however, may any option be exercised after the Final Exercise Date.

       i. CONFIDENTIALITY AGREEMENT. Each Employee, including employees of DTI who received options while employees of the Company, shall execute, prior to or contemporaneously with the grant of any option to such Participant hereunder, the Company's then standard form of agreement relating to confidentiality, inventions and the like.

------------------------
(2) The preceding two sentences were adopted by amendment dated January 19, 1998 and are effective as to awards granted, regranted or amended on or after such date, except as the Board may otherwise determine; provided, that any incentive option granted prior to such date that is amended on or after such date shall not be subject to such amendment without the consent of the Participant holding the option if application of such amendment would cause the option (as amended) to fail to qualify as an incentive stock option. With respect to all awards which are not subject to the foregoing amendment, the following provision shall apply:

       If a Participant's (other than a non-employee director's) employment or service with the Company and its subsidiaries terminates for any reason other than death, all awards held by the Participant shall terminate unless the Board determines, in its sole discretion, that such awards as were exercisable immediately prior to termination shall continue to be exercisable for a period of time after termination (but in no event beyond the Final Exercise Date). If the Board determines that a post-termination exercise period for exercisable awards is appropriate, such awards shall terminate and be forfeited after completion of such period to the extent not previously exercised, expired or terminated.

    7. REPLACEMENT AWARDS. The Company may grant awards under the Plan on terms differing from those provided in Section 6, where such awards are granted in substitution for awards held by employees of another corporation who concurrently become employees of the Company or a subsidiary as the result of a merger or consolidation of that corporation with the Company or a subsidiary, or the acquisition by the Company or a subsidiary of property or stock of that corporation. The Board may direct that the substitute awards be granted on such terms and conditions as the Board considers appropriate in the circumstances. Such awards will be in addition to those which may be granted under the Plan and will not be counted as granted under the Plan.

    8.  SHARES SUBJECT TO PLAN.

       a. NUMBER OF SHARES AND STOCK TO BE DELIVERED. Shares delivered pursuant to this Plan shall in the discretion of the Board be authorized but unissued shares of common stock or previously issued stock acquired by the Company. Subject to adjustment as described below and exclusive of the shares that are subject to the options provided for in Section 13, the aggregate number of shares which may be delivered under this Plan shall not exceed 2,000,000 shares of common stock of the Company.

       b. LIMITATIONS ON GRANTS TO INDIVIDUALS. Subject to adjustment as described below and exclusive of the shares that are subject to the options provided for in Section 13, the aggregate number of shares for which options may be granted under this Plan to any individual in any calendar year shall not exceed 250,000 shares of common stock of the Company.

       c. CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization, merger in which the Company is the surviving corporation or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding awards shall thereupon terminate, provided that at least twenty days prior to the effective date of any such merger, consolidation or sale of assets, all outstanding awards shall become exercisable immediately prior to consummation of such merger, consolidation or sale of assets, unless the Board shall have arranged for the surviving or acquiring corporation or an affiliate of that corporation to assume the awards or to grant to the Participants replacement awards having equivalent terms and conditions as determined by the Board including, in the case of incentive options, terms and conditions that satisfy the requirements of Section 424(a) of the Code.

               The Board may also adjust the number of shares subject to outstanding awards granted under Sections 5 or 6 hereof, the exercise price of outstanding options and the terms of outstanding options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, including without limitation, the special option adjustments made in connection with the Distribution and described in Section 14 herein.

    9. EMPLOYMENT RIGHTS. Neither the adoption of the Plan nor the grant of awards shall confer upon any Participant any right to continued employment with the Company or a subsidiary or affect in any way the right of the Company to terminate the employment of a Participant at any time. Except as specifically provided by the Board, in its sole discretion, in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.

    10.  DEFINITIONS.

       a. For purposes of the Plan a subsidiary is any corporation (i) in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock, or
           (ii) over which the Company has effective operating control; provided, however, that no corporation shall be deemed a subsidiary for the purpose of any provisions applicable to incentive options, and no incentive options shall be granted to employees of such corporation, unless in each case, such corporation shall constitute a subsidiary as defined in clause (i) above. For special rules relating to DTI, SEE Section 14, below.

       b. The fair market value of the common stock shall be determined in accordance with the applicable provisions of the Code or regulations issued thereunder, or in the absence of any such provisions or regulations, shall be deemed to be the last sale price at which such common stock is traded on the date in question as reported in the Wall Street Journal; or, if the Wall Street Journal is not published at the date in question or does not list the common stock, then in such other appropriate newspaper of general circulation as the Board may prescribe; or, if there is no sale of the common stock on the date in question or the last price at which the common stock traded is not listed, then the mean between the bid and asked price at the close of the market on such day.

    11. INDEMNIFICATION OF BOARD. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceeding, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in his duties; and provided, further that the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

    12. AMENDMENTS. The Board may at any time discontinue granting awards under the Plan. The Board may at any time or times amend the Plan or amend any outstanding award or awards for the purpose of satisfying the requirements of
Section 422 of the Code or of any changes in applicable laws or regulations, to comply with any applicable laws and requirements of foreign jurisdictions or for any other purpose that may at the time be permitted by law, provided that no such amendment will adversely affect the rights of any Participant (without his consent) under any award theretofore granted.

    13. NON-EMPLOYEE DIRECTORS. Notwithstanding anything to the contrary contained elsewhere herein:

       a. ELIGIBLE DIRECTORS AND GRANT. Each director of the Company who is not a full-time employee of the Company or any of its subsidiaries and is a director on April 8, 1992 shall be automatically granted on such date non-incentive stock options covering 10,000 shares of common stock and each non-employee director who is initially elected after April 8, 1992 and prior to February 20, 2002 shall be granted on the date of such election non-incentive stock options covering 10,000 shares of common stock (notwithstanding the two-for-one split of the common stock effected on July 31, 1995), all such options to be exercisable with respect to one-fifth of the covered shares one year from the date of grant and with respect to an additional one-fifth each succeeding year.

       b. TERMS OF OPTIONS. The Final Exercise Date of options granted pursuant to Section 13(a) hereof shall be 10 years from the date of grant. If a director's service with the Company terminates for any reason other than death, in lieu of the provisions of Section 6(g) hereof, all options held by the director that are exercisable on the date of termination shall continue to be exercisable for a period of six months, but shall terminate immediately if the director was removed for cause or resigned under circumstances which in the opinion of the Board of Directors casts such discredit on the Company or him as to justify termination of his options. After completion of said six-month period, such options shall terminate to the extent not previously exercised, expired or terminated. All options held by a director that are not exercisable on the date such director's service with the Company terminates shall immediately terminate. The purchase price for shares of common stock issuable upon the exercise of options granted pursuant to Section 13(a) hereof shall be the fair market value of the common stock at the close of business on the date the option is granted, determined in accordance with Section 10(b) hereof; provided, however, that in no event shall the exercise price be less than par value per share.

    14. SPECIAL OPTION ADJUSTMENTS. Notwithstanding any other provision of the Plan, each option outstanding under the Plan immediately prior to the Distribution (an "affected option") shall be adjusted in accordance with Section
8.7 of the Distribution Agreement between the Company and DTI dated as of November 19, 1996 (the "Distribution Agreement"). Except as otherwise provided herein, the adjusted option shall have substantially the same terms as prior to the Distribution. To the extent any such adjustment shall be treated as an option grant for purposes of Section 8.7 of such Agreement, it shall be made in accordance with the terms of said Section 8.7 and without regard to the option-grant rules and limitations set forth in this Plan.]

                                      PROXY

                                 MEDIA 100 INC.

                         ANNUAL MEETING OF STOCKHOLDERS,
                                  April 14,1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John A. Molinari and Steven D. Shea, each of them with power of substitution to each, to represent and to vote at the Annual Meeting of Stockholders to be held on April 14, 1999 at 10:00 a.m., and at any adjournments or postponements thereof all shares of Common Stock of the Company as to which the undersigned would be entitled to vote if present. The undersigned instructs such proxies, or their substitutes, to vote in such manner as they may determine on any matters which may come before the meeting, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

     Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted FOR the election as directors of all nominees named hereon or any of such nominees for which approval is not withheld, IN FAVOR of increasing the number of shares of Common Stock authorized for issuance under the 1986 Employee Stock Purchase Plan by 200,000 to a total of 1,000,000 shares, IN FAVOR of increasing the number of shares of Common Stock authorized for issuance under the Key Employee Incentive Plan (1992) by 200,000 shares to a total of 2,200,000 shares, and in their discretion of the name proxies as to any other matter not known a reasonable time before this solicitation that may come before this meeting or any adjournments or postponements thereof.


-------------                                                     -------------
|SEE REVERSE|     CONTINUED AND TO BE SIGNED ON REVERSE SIDE      |SEE REVERSE|
|   SIDE    |                                                     |   SIDE    |
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

                                  DETACH HERE
--------------------------------------------------------------------------------

|X| Please mark
    votes as in
    this example.


  The Board of Directors recommends a vote FOR the following proposals:
  PLEASE DO NOT FOLD THIS PROXY.

  1. Election of Directors.

     Nominees: Maurice L. Castonguay, John A. Molinari,
               B. Robert Feingold, Roger W. Redmond,
               Bruce I. Sachs, Paul J. Severino

                       ----           ----
               FOR    |    |         |    |WITHHELD
               ALL    |    |         |    |FROM ALL
             NOMINEES |    |         |    |NOMINEES
                       ----           ----
     ----                                               MARK HERE   ----
    |    |                                            FOR ADDRESS  |    |
    |    |                                             CHANGE AND  |    |
    |    |                                             NOTE BELOW  |    |
     ----                                                           ----
          --------------------------------
          For all nominees except as noted above



                                                 FOR      AGAINST     ABSTAIN
  2. Increasing the number of shares of         -----      -----       -----
     Common Stock authorized for issuance      |     |    |     |     |     |
     under the 1986 Employee Stock             |     |    |     |     |     |
     Purchase Plan by 200,000 shares to a      |     |    |     |     |     |
     total of 1,000,000 shares.                 -----      -----       -----




  3. Increasing the number of shares of         -----      -----       -----
     Common Stock authorized for issuance      |     |    |     |     |     |
     under the Key Employee Incentive Plan     |     |    |     |     |     |
     (1992) by 200,000 shares to a total of    |     |    |     |     |     |
     2,200,000 shares.                          -----      -----       -----



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS
SPECIFIED, IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL
BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES
NAMED HEREON, OR ANY OF SUCH NOMINEES FOR WHICH
APPROVAL HAS NOT BEEN WITHHELD, AND IN FAVOR OF
INCREASING THE NUMBER OF SHARES OF COMMON STOCK
AUTHORIZED FOR ISSUANCE UNDER THE 1986 EMPLOYEE STOCK
PURCHASE PLAN BY 200,000 SHARES TO A TOTAL OF 1,000,000
SHARES AND IN FAVOR OF INCREASING THE NUMBER OF
SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE
UNDER THE KEY EMPLOYEE INCENTIVE PLAN (1992) BY 200,000
SHARES TO A TOTAL OF 2,200,000 SHARES. IN THEIR DISCRETION,
THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign your name exactly as it appears on your stock certificates, write in the date and return this proxy as soon as possible. If the stock is registered in more than one name, each joint owners should sign personally. Attorneys, executors, administrators, trustees or guardians must give full title as such. Only authorized offices should sign for corporations and should state his or her title.

Signature:                Date:         Signature:                  Date:
          ---------------      -------            -----------------      ------